UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52170	20-5997364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 850 Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 642-3700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(e) On April 10, 2012, the Compensation Committee of the Board of Directors of InnerWorkings, Inc. (the “Company”) approved the amendment and restatement of the InnerWorkings, Inc. 2006 Stock Incentive Plan (the “Amended Plan”), subject to approval by the Company’s stockholders. On June 21, 2012, at the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the Amended Plan. The following summary of the Amended Plan is qualified in its entirety by the full text of the Amended Plan, a copy of which was filed as Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2012.

The Amended Plan (i) increases the maximum number of shares of common stock that may be issued under the Plan by 900,000, from 4,750,000 to 5,650,000, plus any shares that are or become available for grant under our prior unit option plans, and (ii) reiterates the performance goals used in granting performance-based awards under the Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 21, 2012. The matters that were voted on at the Annual Meeting and the final voting results as to each such matter are set forth below.

Proposal No. 1: Election of Directors

The following nominees were elected to the Board of Directors for a one-year term expiring at the Company’s 2013 annual meeting of stockholders, as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Eric D. Belcher	40,979,680	536,934	2,010,433
Jack M. Greenberg	34,495,078	7,021,536	2,010,433
Linda S. Wolf	35,073,282	6,443,332	2,010,433
Eric P. Lefkofsky	40,980,176	536,438	2,010,433
Charles K. Bobrinskoy	35,075,282	6,441,332	2,010,433
J. Patrick Gallagher, Jr.	34,947,085	6,569,529	2,010,433
David Fisher	35,076,179	6,440,435	2,010,433

Proposal No. 2: Ratification of Appointment of Ernst & Young LLP to Serve as the Independent Registered Public Accounting Firm for the Company for the Fiscal Year Ending December 31, 2012

The ratification of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved as follows:

FOR	AGAINST	ABSTAIN
43,475,803	51,244	0

Proposal No. 3: Approval of the Amendment and Restatement of the InnerWorkings 2006 Stock Incentive Plan

The amendment and restatement of the InnerWorkings 2006 Stock Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,645,241	9,864,154	7,219	2,010,433

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: June 27, 2012	By:	/s/ Joseph M. Busky
	Name: Title:	Joseph M. Busky Chief Financial Officer